                                                                   Exhibit 10.22


                                 vFINANCE, INC.
                               3010 Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431

                                January 11, 2002

SBI Investments (USA) Inc.
c/o Billy Cheung
4/F Hendley Building
5 Queen's Road
Central Hong Kong

         Re: Note Purchase Agreement between Best Finance Investments Limited and vFinance, Inc.

Gentlemen:

         Reference is made to that certain Note Purchase Agreement (the "Agreement") dated as of November 28, 2001 by and between vFinance, Inc. (the "Company") and SBI Investments (USA) Inc. (formerly known as Best Finance Investments Limited) ("SBI"), as amended by three letter agreements dated November 30, December 14 and December 28, 2001 (collectively, the "Letter Agreements") executed by the Company and SBI. Pursuant to the Agreement and the Letter Agreements, SBI has loaned to the Company a total of $975,000. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such capitalized terms in the Agreement and the Letter Agreements.

         We propose to modify the Agreement and the Letter Agreements as set forth herein. If SBI is in agreement with our proposed modifications, an authorized representative of SBI should sign and date a copy of this letter in the space provided below and return the signed copy of the letter to the undersigned.

         1. Paragraph 2 of the December 14, 2001 letter agreement between the Company and SBI is deleted in its entirety and replaced with the following:

            SBI may provide the Company with an additional loan in the amount of $525,000 (the "Third Tranche"), by no later than 5:00 p.m. (Ft. Lauderdale, Florida time) on June 30, 2002 (the "Due Date"). Notwithstanding anything herein or in the Agreement or the Letter Agreements to the contrary, if SBI does not provide the Third Tranche by the Due Date, it shall have no obligation to provide such amount in which case the provisions of paragraph 2 hereof shall apply. Upon receipt of the Third Tranche by the Company, the Company will issue another promissory note to SBI substantially in the form of Exhibit A attached to the December 28, 2001 letter agreement between the Company and SBI, except that the principal amount of the promissory note will be in the amount of the Third Tranche.

         2. Paragraph 3 of the December 14, 2001 letter agreement between the Company and SBI is deleted in its entirety and replaced with the following:

            The Investor Rights Agreement shall not be effective unless and until SBI provides the Third Tranche to the Company by the Due Date. The Option attached as Exhibit A to the Agreement will not be issued by the Company unless and until SBI provides the Third Tranche to the Company by the Due Date.

         3. On the first business day after the signing of the Credit Agreement to be entered into by the Company and UBS Americas Inc., substantially in the form heretofore delivered to SBI, Wong Sin Just shall be appointed to the board of directors (the "Board") of the Company for a term of one year. If Wong Sin Just is not able to attend any meetings of the Board or any meetings of a committee of the Board, the Company will allow John Wang to observe such meetings in Wong Sin Just's absence. However, the Investor Rights Agreement shall not be effective unless and until SBI provides the Third Tranche to the Company by the Due Date.

         4. The Registration Rights Agreements (as defined in the Agreement) to be entered into between the Company and SBI and the Company and certain assignees of a portion of SBI's interest in the promissory note to be issued to SBI by the Company shall be substantially in the form of Exhibit A attached hereto, rather than in the form of Exhibit B attached to the Agreement.

         5. All other provisions of the Agreement and the Letter Agreements are incorporated herein by reference.

                                       Sincerely,

                                       vFINANCE, INC.


                                       By: /s/ Leonard J. Sokolow
                                           -------------------------------------
                                       Name:  Leonard J. Sokolow
                                       Title:  President and CEO

Agreed and Accepted:

SBI INVESTMENTS (USA) INC.


By: /s/ Wong Sin Just                  Date:  February 13, 2002
    -------------------------------
Name:  Wong Sin Just
Title:  Director

Attachment

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of the 13th day of February 2002 by and between vFinance, Inc., a Delaware corporation, (hereinafter the "Company") and SBI Investments (USA) Inc. f/k/a Best Finance Investments Limited, a British Virgin Islands corporation (hereinafter referred to as "Investor").

                                    RECITALS

         A. Reference is made to that certain Note Purchase Agreement dated as of November 28, 2001 by and between the Company and the Investor, as amended by four letter agreements dated November 30, December 14 and 28, 2001 and February 13, 2002 executed by the Company and the Investor (the "Purchase Agreement").

         B. To induce Investor to consent to the execution of the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, the Company and the Investor hereby agree as follows:

                  1. CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "COMPANY'S COMMON STOCK" or "COMMON STOCK" shall mean the Common Stock of the Company.

                  A "CONTROLLING PERSON" of a particular entity shall mean a person that controls such entity within the meaning of Section 15 of the Securities Act.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "HOLDER" shall mean Investor and any other person holding Registrable Securities to whom the rights under the Agreement have been transferred in accordance with ARTICLE 9.

                  "REGISTRABLE NOTE SECURITIES" shall mean (i) the Note Shares and (ii) any Common Stock of the Company issued or issuable in respect of the Note Shares upon any stock split, stock dividend, recapitalization, or similar event; PROVIDED, HOWEVER, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, or (B) sold, or are otherwise available for sale in the opinion of counsel to the Company, in a transaction (including, without limitation a Rule 144 transaction) exempt from registration and prospectus delivery requirements, and any restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) sold by a Holder without compliance with ARTICLE 9 hereof.

                  "REGISTRABLE OPTION SECURITIES" shall mean (i) the Option Shares only if the Investor is entitled to receive the Option pursuant to the terms of the Purchase Agreement and (ii) any Common Stock of the Company issued or issuable in respect of such Option Shares upon any stock split, stock dividend, recapitalization, or similar event; PROVIDED, HOWEVER, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, or (B) sold, or are otherwise available for sale in the opinion of counsel to the Company, in a transaction (including, without limitation a Rule 144 transaction) exempt from registration and prospectus delivery requirements, and any restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) sold by a Holder without compliance with ARTICLE 9 hereof.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with ARTICLES 3 and 4 including, without limitation all registration, qualification and filing fees, printing expenses, escrow fees, messenger and delivery expenses, fees and disbursements of counsel, accountants, investment bankers and other person retained by the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  "REGISTRATION STATEMENT" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits to and other material incorporated by reference in such registration statement and Prospectus.

                  "RESTRICTED SECURITIES" shall mean the Note Shares and the Option Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

         Any other capitalized terms used herein that are not otherwise defined above shall have the meaning set forth in the Purchase Agreement.

                  2. SECURITIES SUBJECT TO THIS AGREEMENT

                           a. REGISTRABLE SECURITIES. The securities entitled to
the benefits of this Agreement are the Registrable Note Securities and the Registrable Option Securities (collectively, the "Registrable Securities").

                           b. HOLDERS OF REGISTRABLE SECURITIES. A Person is
deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.


                  3. REGISTRATION

                           a. TIMING OF FILING. The Company shall prepare and
file with the Commission as soon as practicable after June 30, 2002 a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as reasonably practicable within ninety (90) days after June 30, 2002 (the "Deadline"). The Company shall promptly (and, in any event, no more than 24 hours after it receives comments from the Commission), notify the Holders when and if it receives any comments from the Commission on the Registration Statement and promptly forward a copy of such comments, if they are in writing, to the Holders. At such time after the filing of the Registration Statement pursuant to this Section 3.(a), as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement, the Company shall promptly, and in no event later than two (2) business days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement be accelerated within forty-eight (48) hours of the Commission's receipt of such request. The Company shall notify the Holders by written notice that such Registration Statement has been declared effective by the Commission within 24 hours of such declaration by the Commission.

                           b. ELIGIBILITY FOR USE OF FORM S-3. The Company
agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

                           c. OBLIGATION TO SUPPLEMENT AND AMEND. The Company
agrees to supplement or make amendments to such Registration Statement or file a new Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company, by the Securities Act or by rules and regulations thereunder.

                           d. LIMITATIONS ON REGISTRATION. Notwithstanding
anything contained herein to the contrary, the Company may postpone its obligations under Sections 3(a) and 3(c) hereof, for a reasonable period of time not to exceed ninety (90) days (but in any event not to extend beyond the date of public disclosure of the information, or the date of abandonment or termination of the transactions or negotiations, hereinafter referred to), if:
(i) the Company's Board of Directors determines, in good faith and in its reasonable business judgment, that (a) complying with the Company's obligations under Sections 3(a) and 3(c) hereof would require the public disclosure of material non-public information concerning any pending or ongoing material transaction or negotiations involving the Company which, in the opinion of the Company's outside legal counsel, is not yet required to be publicly disclosed, and (b) such disclosure would materially interfere with such transaction or negotiations or have a material adverse effect on the Company, and (ii) the Company diligently and in good faith continues to pursue such transaction or negotiations throughout the period of such postponement.

                  4. PIGGYBACK REGISTRATIONS

                           a. NOTICE AND REQUEST TO PIGGYBACK. Whenever the
Company commences an underwritten public offering covering the offer and sale of its Common Stock for the account of the Company or the account of a security holder to the public other than (i) a registration statement on Form S-8 or otherwise relating solely to employee benefit plans or (ii) a registration statement on any other form which does not permit secondary sales, or (iii) on a registration statement on Form S-4 or similar form, the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than Fifteen (15) days prior to the anticipated filing date and offer to such holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to the provisions of Sections 4(b) and 4(c), the Company will include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt by the applicable holder of the Company's notice.

         All Persons whose securities are included in the Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company.

                           b. PRIORITY ON PRIMARY REGISTRATION. If the managing
underwriters advise the Company in writing that in their opinion the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration:

                           (a) first, all shares of Common Stock the Company proposes to sell;

                           (b) second, all shares of Common Stock of holders who have superior registration rights in such underwriting; and third, the Registrable Securities and such other shares of Common Stock requested to be included in such registration in excess of the number of shares of Common Stock the Company or such holders of superior registration rights propose to sell which, in the opinion of such underwriters, can be sold.

                           c. SELECTION OF UNDERWRITERS. The Company, in its
sole discretion, will have the right to select the investment banker or investment bankers and manager or managers to administer the offering.

                           d. UNDERWRITING AGREEMENT. If Holders elect to
participate in an underwritten public offering pursuant to Section 4(a), all Holders proposing to distribute their Registrable Securities through the applicable Piggyback Registration shall enter into, and perform such obligations set forth in an underwriting agreement in customary form, including, without limitation, indemnification and contribution obligations, with the managing underwriter(s) selected by the Company for such underwritten public offering.

                  5. EXPENSES OF REGISTRATION

         All Selling Expenses relating to securities registered on behalf of the Holders in connection with registrations pursuant to Section 4(a) shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered, and all Registration Expenses in connection with registrations pursuant to the Agreement shall be borne by the Company, provided that the fees and expenses of counsel, accountants, advisers and other persons retained by the Holders to represent them in connection with any registrations pursuant to
Section 4.1, and the expenses of special audits, if any, required exclusively by the inclusion of the Registrable Securities in any registration pursuant to
Section 4(a), shall be borne by the Holders in proportion to the aggregate selling price of the Registrable Securities of each Holder to be so registered.

                  6. REGISTRATION PROCEDURES

         In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Additionally, the Company will furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

                  7. INDEMNIFICATION

                           a. INDEMNIFICATION. To the extent permitted by law,
each party will indemnify the other party and each of its respective officers, directors, Investors, employees, representatives and partners, and each Controlling Person, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Controlling Person of any underwriter, against all reasonable expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in any investigation or inquiry or in any settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by of the Securities Act, the Exchange Act, or any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable in connection with any such registration, qualification or compliance, and each party will reimburse the other party and each of its respective officers, directors, Investors, employees, representatives and partners, and each such Controlling Person, each such underwriter and each such Controlling Person of any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 7(a) shall not (i) apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the other party (which consent shall not be unreasonably withheld);
(ii) apply to any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the other party expressly for use in connection with such registration, underwriter, or controlling person; or (iii) inure to the benefit of any underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Securities which are the subject thereof (or to the benefit of any person controlling such underwriter) with respect to a preliminary prospectus or final prospectus if such underwriter (if required by the Act) failed to send or give a copy of the most recent prospectus, if the most recent prospectus furnished by the Company shall correct the untrue statement or alleged untrue statement or omission or alleged omission which is the basis of the loss, claim, damage, liability, or action for which indemnification is sought, to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person.

         Notwithstanding the foregoing, in the case of a registration under
Section 4(a) the liability of any selling Holder of Registrable Securities under this Section 7(a) shall be limited to an amount equal to the net proceeds received by such Holder for securities sold by it in such offering, unless such liability arises out of or is based on willful conduct of the Holder or its officers, directors, agents or employees. Furthermore, the Company shall only be obligated under this Section 7(a) to pay the legal expenses of one law firm which has been chosen to represent all of the Holders.

                           b. DEFENSE OF CLAIMS. Each party entitled to
indemnification under Sections 7(a) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, however, (i) if the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnifying Party and of the Indemnified

Party in connection with the defense of such action, suit, investigation, inquiry or other proceeding or that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the Indemnifying Party, then, at the sole cost and expense of such Indemnified Party, counsel for the Indemnified Party shall be entitled to conduct a defense to the extent reasonably determined by such counsel to be necessary to protect the interest of the Indemnified Party, and (ii) in any event, the Indemnified Party shall be entitled to have counsel chosen by such Indemnified Party participate in, but not to conduct, the defense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as a unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  8. INFORMATION FROM HOLDERS

         The Holder or Holders of Registrable Securities included in any registration shall, as a condition precedent to the Company's obligation to register the securities of such Holder or Holders, furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. At the request of the Company, each Holder who is including any Registrable Securities in the registration shall deposit in escrow with an escrow agent chosen by the Company those Registrable Securities which such Holder proposes to sell, accompanied by an irrevocable power of attorney authorizing the escrow agent to, without limitation, sell such Registrable Securities to the underwriter upon the effectiveness of the registration statement.

                  9. TRANSFER OF REGISTRATION RIGHTS

         The rights to cause the Company to register securities granted to Holders under Section 4(a) may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder, provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) written notice thereof is promptly given to the Company. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or affiliate of a Holder, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

                  10. COMPLIANCE WITH RULE 144

         The Company covenants that it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

                  11. MISCELLANEOUS

                           a. REMEDIES. Each Holder of Registrable Securities,
in addition to being entitled to exercise all rights provided herein and in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. However, no Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration proposed to be undertaken by the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                           b. NO INCONSISTENT AGREEMENTS. The Company will not
on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

                           c. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The
Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

                           d. AMENDMENTS AND WAIVERS. The provisions of this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 66-2/3% of the Registrable Securities.

                           e. NOTICES. All notices and other communications
provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (a) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11(e), which address initially is, with respect to the Investor, as follows:

                           SBI Investments (USA) Inc.
                           c/o Billy Cheung
                           4/F Hendley Building, 5 Queen's Road
                           Central Hong Kong

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e).

                           (b) if to the Company:

                           3010 North Military Trail, Suite 300
                           Boca Raton, FL  33431
                           Attention: Leonard J. Sokolow, CEO and President Facsimile No.: (561) 981-3969

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                           f. SUCCESSORS AND ASSIGNS. Subject to the provisions
of ARTICLE 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

                           g. COUNTERPARTS. This Agreement may be executed in
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           h. HEADINGS. The headings of this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           i. GOVERNING LAW AND VENUE. This Agreement shall be
governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Schedules hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                           j. SEVERABILITY. In the event that any one or more of
the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                           k. ENTIRE AGREEMENT. This Agreement is intended by
the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understanding between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       "COMPANY"


                                       VFINANCE, INC.,
                                       a Delaware Corporation



                                       By:
                                           -------------------------------------
                                       Name:  Leonard J. Sokolow
                                       Title: President and CEO



                                       "INVESTOR"



                                       SBI INVESTMENTS (USA) INC.,
                                       a British Virgin Islands Corporation



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------